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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC  20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date  of  Report  (Date  of  earliest  event  reported):  MAY  22,  2007

                            ORBIT INTERNATIONAL CORP.
             (Exact name of registrant as specified in its charter)


     DELAWARE                      0-3936          11-1826363
(State or other jurisdiction     (Commission     (IRS Employer
  of incorporation)              File Number)     Identification No.)

                      80 CABOT COURT
                HAUPPAUGE,  NEW  YORK                11788
     (Address of principal executive offices)     (Zip Code)

Registrant's telephone number, including area code:  631-435-8300

                       NOT APPLICABLE
                       --------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]     Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230-425)

[  ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

[  ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

[  ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

(b) On May 22, 2007, H. William Coogan, Jr. notified Orbit International Corp. (the "Company") of his resignation from the Board of Directors of the Company, effective as of that date. Mr. Coogan will not stand for re-election to his position on the Board at the Company's June 22, 2007 stockholder's meeting and will no longer serve on the Company's Audit, Compensation, Nominating and Corporate Governance Committees.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:     May 25,2007


                              Orbit International Corp.


                                By: /s/ Dennis Sunshine
                                -----------------------
                                Dennis Sunshine
                                Chief Executive Officer and President